SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2003

OLIN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 4500, 501 Merritt 7, Norwalk, Connecticut (Address of principal executive offices)	06856-4500 (Zip Code)

(203) 750-3000 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Exhibits.

Exhibit No.	Exhibit
99.1	Presentation slides for meeting on November 18, 2003.

Item 9. Regulation FD Disclosure.

Attached as Exhibit 99.1 is a copy of the slides which will be presented at an investor meeting sponsored by Buckingham Research on November 18, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/s/ GEORGE H. PAIN

Name: George H. Pain Title: Vice President, General Counsel and Secretary

Date: November 18, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Presentation slides for meeting on November 18, 2003.